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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): April 3, 2001 (March 29, 2001)


                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    1-10410                  62-1411755
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


      ONE HARRAH'S COURT
      LAS VEGAS, NEVADA                                     89119
(Address of Principal Executive Offices)                  (Zip Code)



                                 (702) 407-6000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)










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ITEM 5.  OTHER EVENTS

      The Company has an approximate 40% beneficial ownership interest in JCC Holding Company and its subsidiary, Jazz Casino Company, LLC (collectively, "JCC"). On January 4, 2001, JCC filed a voluntary petition for reorganization relief under Chapter 11 of the U.S. Bankruptcy Code. The bankruptcy reorganization of JCC was consummated effective March 29, 2001.




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARRAH'S ENTERTAINMENT, INC.


Date: April 3, 2001           By:   /s/  Stephen H. Brammell
                                    ---------------------------------------
                                    Name:  Stephen H. Brammell
                                    Title: Senior Vice President and
                                           General Counsel